LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP BlackRock Inflation Protected Bond Fund

Supplement Dated November 4, 2025

to the Summary and Statutory Prospectuses dated May 1, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

Effective immediately, the Fund’s Summary and Statutory Prospectuses are revised as follows:

1.	All references to, and information regarding, David Rogal, in the Fund’s Summary and Statutory Prospectuses are deleted in their entirety.

2.	The following replaces the information under Portfolio Managers on page 5 and 4 of the Fund’s Summary and Statutory Prospectuses, respectively:

BlackRock Portfolio Managers	Company Title	Experience with Fund
Russell Brownback	Managing Director and Portfolio Manager	Since September 2025
Harrison Segall	Director and Portfolio Manager	Since May 2024
Johan Sjogren	Managing Director and Portfolio Manager	Since February 2024

3.	The first sentence under the information under Management and Organization — BlackRock Portfolio Managers of the Fund’s Statutory Prospectuses is deleted and replaced with the following:

Russell Brownback, Harrison Segall and Johan Sjogren are responsible for the day-to-day management of the Fund’s assets.

4.	The following supplements the information under Management and Organization — BlackRock Portfolio Managers of the Fund’s Statutory Prospectus:

Russell Brownback, is a Managing Director and Portfolio Manager for BlackRock. Mr. Brownback is the lead investor for Core and Core Plus, and Inflation Linked Strategies. In addition, he is a co-lead manager of the Strategic Income Opportunities Fund and flexible global aggregate mandates, including BlackRock Strategic Global Bond Fund. Prior to joining BlackRock in 2009, Mr. Brownback was a Senior Partner with R3 Capital Partners. From 1992 to 2008, he was with Lehman Brothers, most recently as a Managing Director and proprietary trader/portfolio manager for the Global Principal Strategies team. Mr. Brownback earned a BA degree in economics from Hobart College in 1987 and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP BlackRock Inflation Protected Bond Fund

Supplement Dated November 4, 2025

to the Statement of Additional Information (“SAI”) dated May 1, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the SAI

This Supplement updates certain information in the SAI for the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

Effective immediately, the SAI is revised as follows:

1.	All references to, and information regarding David Rogal, in the SAI, are deleted in their entirety.

2.	The following supplements the information under Other Accounts Managed - BlackRock Financial Management, Inc. in the SAI:

	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees

Russell Brownback [1]

Registered Investment Companies	7	$68,630	0	$0

Other Pooled Investment Vehicles	17	$11,940	0	$0

Other Accounts	18	$8,520	9	$5,540

1 Information is as of June 30, 2025.

3.

The following information under Appendix C — Compensation Structures and Methodologies of Portfolio Managers - BlackRock Advisors, LLC BlackRock Financial Management, Inc. BlackRock Investment Management, LLC (collectively, BlackRock) - Discretionary Incentive Compensation – Messrs. Rogal, Segall and Sjogren in the SAI is deleted and replaced with the following:

Discretionary Incentive Compensation – Messrs. Brownback, Segall and Sjogren

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmark
Russell Brownback Harrison Segal	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Johan Sjogren	Varied Euro-Based Benchmarks and global inflation benchmark

4.

The following information under Material Portfolio Manager Conflicts of Interest - BlackRock Financial Management, Inc., BlackRock Advisors, LLC, and BlackRock Investment Management, LLC (BlackRock) in the SAI is deleted and replaced with the following:

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Brownback and Segall may be managing hedge fund and/or long only accounts or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Brownback and Segall may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

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